UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2011 (February 24, 2011)

Williams Controls, Inc.

(Exact name of Company as specified in its charter)

Delaware	0-18083	84-1099587
(State or other jurisdiction ofincorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

14100 SW 72nd Avenue

Portland, Oregon 97224

(Address of principal executive offices)

(503) 684-8600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 24, 2011, the Board of Directors announced a quarterly cash dividend policy and authorized a dividend of $0.12 per outstanding share of the Company’s common stock payable on May 12, 2011 to stockholders of record at the close of business on May 2, 2011. A copy of the press release announcing the adoption of this policy is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1	Press Release of Williams Controls, Inc. dated February 24, 2011

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

WILLIAMS CONTROLS, INC.

Date: March 1, 2011	By:	/s/ DENNIS E. BUNDAY

Dennis E. Bunday
Executive Vice President & Chief Financial Officer